EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2004

     In connection with the Annual Report of Recycle Tech, Inc. (the "Company") on Form 10-K as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Bruce Capra, Chief Executive Officer of the Company, certify, pursuant to 18 USC ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2004, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  /s/ Bruce Capra
                                 Bruce Capra, Chief Executive Officer

Dated: September 11, 2009